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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  ___________


                                   FORM 8-K



                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                               December 7, 1998
                           -------------------------
                       (Date of earliest event reported)



                       Capital One Financial Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                Delaware                1-13300            54-1719854
         -----------------------    ----------------   -------------------
         (State of incorporation    (Commission File      (IRS Employer
            or organization)            Number)        Identification No.)

2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                        22042
----------------------                                    ------------
(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (703) 205-1000
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Item 5.  Other Events.
         ------------

         See attached press release.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         99.1.  Press Release of the Company dated December 7, 1998.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        CAPITAL ONE FINANCIAL CORPORATION



 Dated:  December 8, 1998               By:  /s/ John G. Finneran, Jr.
                                        ------------------------------
                                        John G. Finneran, Jr.
                                        Senior Vice President, General
                                         Counsel & Corporate Secretary

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                                 EXHIBIT INDEX


         99.1  Press Release of the Company dated December 7, 1998.